SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 23, 2001


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


         DELAWARE                    001-15253                 43-1804048
----------------------------    -------------------     ------------------------
(State or other jurisdiction     (Commission file            (IRS Employer
        of incorporation)             number)            Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)




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Item 7.        Financial Statements and Exhibits

(c)            Exhibits

               Exhibit No.      Document

               (99)             Additional Exhibits

               99.1             News release  issued by Stilwell  Financial Inc.
                                dated April 23, 2001 concerning the announcement of financial results for the three months ended March 31, 2001, is attached hereto as Exhibit 99.1

               99.2             News release  issued by Stilwell  Financial Inc.
                                dated April 24, 2001 announcing that Stilwell had commenced a zero-coupon convertible debt offering, is attached hereto as Exhibit 99.2

               99.3             News release  issued by Stilwell  Financial Inc.
                                dated April 25, 2001 announcing that Stilwell had entered into a purchase agreement for the sale of $810 million principal amount of zero-coupon convertible senior notes due 2031, is attached hereto as Exhibit 99.3

               99.4             News release issued by Stilwell  Financial  Inc.
                                dated May 1, 2001 announcing that Stilwell had completed its zero-coupon convertible debt offering and the acquisition of shares of Janus Capital Corporation common stock, as well as reporting the monthly asset under management information as of April 30, 2001, is attached hereto as Exhibit 99.4


Item 9.        Regulation FD Disclosure

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated April 23, 2001, concerning the announcement of financial results for the three months ended March 31, 2001.

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Stilwell news release, dated April 24, 2001, announcing that Stilwell had commenced a zero-coupon convertible debt offering.

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.3 to this report. Exhibit 99.3 is the Stilwell news release, dated April 25, 2001, announcing that Stilwell entered into a purchase agreement for the sale of $810 million principal amount of zero-coupon convertible senior notes due 2031.

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.4 to this report. Exhibit 99.4 is the Stilwell news release, dated May 1, 2001, announcing that Stilwell received approximately $675 million as a result of the completion of the zero-coupon convertible debt offering. Stilwell also announced that it had completed the acquisition of 600,000 shares of Janus Capital Corporation common stock. Stilwell also reported the preliminary monthly asset under management information as of April 30, 2001.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Stilwell Financial Inc.


Date: May 2, 2001                By:        /s/  Douglas E. Nickerson
                                    -------------------------------------------
                                              Douglas E. Nickerson
                                         Vice President and Controller
                                         (Principal Accounting Officer)